UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 4, 2024 Regen Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which Coventry Enterprises purchased a 10% unsecured promissory Note (the “Note”) from the Company in the principal amount of $250,000 of which $25,000 was retained by Coventry through an Original Issue Discount.

The Note carries “Guaranteed Interest” on the principal amount at the rate of 10% per annum for the ten month term of the Note for an aggregate Guaranteed Interest $25,000. The Principal Amount and the Guaranteed Interest shall be due and payable in ten equal monthly payments $27,500 commencing on November 4, 2024, and continuing on the fourth day of each month thereafter (each, a “Monthly Payment Date”) until paid in full not later than September 4, 2025.

Upon an Event of Default (as such term is defined in the Note) the Note shall become convertible, in whole or in part, into shares of Common Stock at the option of the Holder at price per share equivalent to 90% of the lowest per-share trading price for the 20 Trading Days preceding a Conversion Date.

$152,000 of the proceeds received has been utilized to repay an aggregate of $152,000 of outstanding principal indedebteness and interest due to Coventry by the Company resulting from a $175,000 Note issued to Coventry on September 12, 2023.

In Connection with the Purchase Agreement the Company issued to Coventry 500,000 common shares (“Commitment Shares”). If The Company has satisfied all the terms of the Note without default the Coventry shall, within 10 calendar days thereafter, return to the Company’s treasury for cancellation 350,000 of the Commitment Shares.

The foregoing description of the abovementioned Purchase Agreement and Note are not complete and are qualified in their entirety by reference to the text of the abovementioned agreements , which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Purchase Agreement
10.2	Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: September 13, 2024	By:	/s/ David Koos

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